Q2 2020 Earnings July 17, 2020 Earnings Release Supplement Exhibit 99.2

A broadly diversified business across clients, products and geographies Note: Base Fees and AUM by region data is based on client domicile. 1 Client Type Style Product Type Region Assets Under Management of $7.32 trillion at June 30, 2020 Q2 2020 Total Base Fees of $2.966 billion

Net flows ($ in billions) Total BlackRock Retail Long-term Institutional Long-term LTM organic asset growth rate (%) LTM organic base fee growth rate (%) Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. LTM organic base fee (ex. securities lending) growth rate is calculated by dividing net new base fees earned on net asset inflows for the LTM period by the base fee run-rate at the beginning of the period. 2 1% 0% (2)% (1)% 2% 3% 4% 2% 0% Institutional Active Institutional Index 7% 6% 3% 0% 0% 0% 3% 2% 4% iShares ETFs 10% 9% 10% 9% 10% 10% 11% 9% 9% 5% 3% 2% 2% 4% 5% 7% 6% 5% 5% 3% 2% 1% 2% 3% 5% 4% 5% Long-term Cash Advisory

Profitability ($ in millions, except per share data) For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3

Dividends per share Capital management (amounts in millions, except per share data) Amount includes a $1.3 billion private transaction that closed on March 25, 2019. Amount includes a $1.1 billion repurchase from PNC that closed on May 15, 2020. Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted average diluted shares Share repurchases Weighted average diluted shares Dividends 4 (1) (2)

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5 Major market indices and exchange rates % Change % Change Spot 3/31/19 vs. Average Q1 2019 vs. 43190 43465 43555 43465 43190 Q1 2018 Q4 2018 Q1 2019 Q4 2018 Q1 2018 Equity Indices: Domestic 2 S&P 500 2640.87 2506.85 2506.85 0 -5.0748427601510104E-2 2,731.9233846153847 2692.9309090909087 2692.9309090909087 0 -1.4272902287106278E-2 Global 3 MSCI Barra World Index 2066.84 1883.9 1883.9 0 -8.851193125737844E-2 2,137.804615384618 2010.0603030303037 2010.0603030303037 0 -5.943630143748433E-2 4 MSCI Europe Index 125.01 114.2 114.2 0 -8.6473082153427736E-2 129.30353846153847 120.43909090909087 120.43909090909087 0 -6.8555336210573567E-2 5 MSCI AC Asia Pacific Index 172.76 146.71 146.71 0 -0.15078721926371835 178.0221538461538 151.6406060606061 151.6406060606061 0 -0.14819249860523848 6 MSCI Emerging Markets Index 1170.8800000000001 965.67 965.67 0 -0.17526134189669321 1,204.4461538461539 977.98909090909103 977.98909090909103 0 -0.18801758983904621 7 S&P Global Natural Resources 3741.82 3311.39 3311.39 0 -0.11503225703000151 3,865.69692307693 3580.0606060606056 3580.0606060606056 0 -7.3739701722407722E-2 Fixed Income Index: 8 Barclays U.S. Aggregate Bond Index 2016.48 2046.6 2046.6 0 1.4936919781004469E-2 2,015.3240000000001 2011.2539393939401 2011.2539393939401 0 -2.0195564614225786E-3 Foreign Exchange Rates: 9 GBP to USD 1.4015 1.2753999999999999 1.2753999999999999 0 -8.9975026757046092E-2 1.3914384615384618 1.2860969696969702 1.2860969696969702 0 -7.5706899552725804E-2 10 EUR to USD 1.2323999999999999 1.1467000000000001 1.1467000000000001 0 -6.9539110678351099E-2 1.2287753846153846 1.1407712121212121 1.1407712121212121 0 -7.161941360154965E-2 Rounded % Change % Change Spot 6/30/20 vs. Average Q2 2020 vs. 43646 43921 44012 43921 43646 Q2 2019 Q1 2020 Q2 2020 Q1 2020 Q2 2019 Equity Indices Domestic S&P 500 2942 2585 3100 0.19922630560928434 5.3704962610469066E-2 2882 3068 2930 -4.4980443285528034E-2 1.6655100624566273E-2 Global MSCI Barra World Index 2178 1853 2202 0.18834322719913654 1.1019283746556474E-2 2136 2214 2073 -6.3685636856368563E-2 -2.9494382022471909E-2 MSCI Europe Index 130 107 120 0.12149532710280374 -7.6923076923076927E-2 129 130 115 -0.11538461538461539 -0.10852713178294573 MSCI AC Asia Pacific Index 160 137 158 0.15328467153284672 -1.2500000000000001E-2 158 159 149 -6.2893081761006289E-2 -5.6962025316455694E-2 MSCI Emerging Markets Index 1055 849 995 0.17196702002355713 -5.6872037914691941E-2 1045 1030 930 -9.7087378640776698E-2 -0.11004784688995216 S&P Global Natural Resources 3756 2583 3104 0.20170344560588463 -0.17358892438764642 3654 3312 2959 -0.10658212560386474 -0.19020251778872468 BLK Equity Index(1) 0.14000000000000001 -0.03 -0.08 -7.0000000000000007E-2 Fixed Income Index Barclays U.S. Aggregate Bond Index 2172 2295 2362 2.9193899782135078E-2 8.7476979742173111E-2 2125 2267 2335 2.9995588883987651E-2 9.8823529411764699E-2 Foreign Exchange Rates GBP to USD 1.27 1.24 1.24 0 -2.3622047244094509E-2 1.29 1.28 1.24 -3.1250000000000028E-2 -3.8759689922480654E-2 EUR to USD 1.1399999999999999 1.1000000000000001 1.1200000000000001 1.8181818181818195E-2 -1.7543859649122629E-2 1.1200000000000001 1.1000000000000001 1.1000000000000001 0 -1.785714285714287E-2

Quarterly revenue ($ in millions) $124 $(62) Q2 2020 compared to Q2 2019 Q2 2020 compared to Q1 2020 6               Percentage Change Year-over-Year Sequential Base fees ex. securities lending - % (5)% Securities lending 40% 33 % Performance fees 75% 173 % Technology services revenue 17% 1 % Distribution fees (5)% (8)% Advisory and other revenue (26)% (39)% Total 4%   (2)%

Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) $63 $(89) Q2 2020 compared to Q2 2019 Q2 2020 compared to Q1 2020 7

Quarterly expense, as adjusted ($ in millions) $(4) $(195) Q2 2020 compared to Q2 2019 Q2 2020 compared to Q1 2020 8               Percentage Change Year-over-Year Sequential Employee comp. & benefits 6% 1 % Distribution & servicing costs 3% (4)% Direct fund expense (2)% (11)% General & administration (17)% (30)% Amortization of intangible assets 8% 8 % Total - %   (8)%   (1) Amounts exclude product launch costs and commissions incurred in Q2 2019 and Q1 2020, which are presented separately. First quarter 2020 expense, as adjusted, excludes a $589 million expense in connection with the charitable contribution of BlackRock’s remaining 20% stake in PennyMac Financial Services, Inc. (the “Charitable Contribution”). For further information, see the item included under Non-GAAP expense adjustments on page 9 of this earnings release supplement and note (1) in the current earnings release.

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to the Charitable Contribution, restructuring charge, PNC LTIP funding obligations and noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 9

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) a pandemic or health crisis, including the COVID-19 pandemic, and its impact on financial institutions, the global economy or capital markets, as well as BlackRock’s products, clients, vendors and employees, and BlackRock’s results of operations, the full extent of which may be unknown; (2) the introduction, withdrawal, success and timing of business initiatives and strategies; (3) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (4) the relative and absolute investment performance of BlackRock’s investment products; (5) BlackRock’s ability to develop new products and services that address client preferences; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) BlackRock’s ability to integrate acquired businesses successfully; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (16) the ability to attract and retain highly talented professionals; (17) fluctuations in the carrying value of BlackRock’s economic investments; (18) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (19) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (20) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (21) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (22) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (23) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated July 17, 2020, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 10